Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (including all exhibits hereto and as may be amended, supplemented or amended and restated from time to time in accordance with the terms hereof, this “Agreement”) is made and entered into as of August 11, 2023, by and among Diebold Nixdorf, Incorporated, a Delaware corporation (the “Company”), and the other parties signatory hereto and any additional parties identified on the signature pages of any joinder agreement executed and delivered pursuant hereto.

WHEREAS, the Company and certain affiliated debtors filed Debtors’ Joint Prepackaged Chapter 11 Plan of Reorganization on June 1, 2023, which was confirmed by the United States Bankruptcy Court for the Southern District of Texas on July 13, 2023 (as may be amended, supplemented, or otherwise modified from time to time, including all exhibits, schedules, supplements, appendices, annexes, and attachments thereto, the “Plan”); and

WHEREAS, the Plan provides that the Company may enter into registration rights agreements; and

WHEREAS, the Company and the Holders (as defined below) are entering into this Agreement in furtherance of the aforesaid provisions of the Plan.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Holders agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Plan have the meanings given such terms in the Plan. As used in this Agreement, the following terms shall have the following meanings:

“Advice” has the meaning set forth in Section 15(c).

“Affiliate” means, with respect to any Person, or any other Person directly or indirectly controlling, controlled by, or under common control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made (including any Related Funds of such Person). For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person means the possession, directly or indirectly (including through one or more intermediaries), of the power or authority to direct or cause the direction of management of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the Recitals.

“beneficially own” (and related terms such as “beneficial ownership” and “beneficial owner”) shall have the meaning given to such term in Rule 13d-3 under the Exchange Act, and any Person’s beneficial ownership of securities shall be calculated in accordance with the provisions of such rule.

“Board” means the Board of Directors of the Company or any authorized committee thereof.

“Bought Deal” has the meaning set forth in Section 7(a).

“Business Day” means any day, other than a Saturday or Sunday or a day on which commercial banks in New York City are authorized or required by law to be closed.

“Capital Stock” means with respect to respect to a corporation, any and all shares, interests or equivalents in capital stock of such corporation (whether voting or nonvoting and whether common or preferred) and any and all warrants, rights (including conversion and exchange rights) and options to purchase any such shares, interests or equivalents (including convertible debt).

“Commission” means the Securities and Exchange Commission.

“Company” has the meaning set forth in the Preamble and includes the Company’s successors by merger, acquisition, reorganization or otherwise.

“Company Shelf Registration Notice” has the meaning set forth in Section 2(a).

“Counsel to the Holders” means (i) with respect to any Demand Registration, the one law firm selected by the Holders holding a majority of the Registrable Securities initially requesting such Demand Registration and (ii) with respect to any Underwritten Takedown or Piggyback Offering, the one law firm selected by the Majority Holders.

“Demand Registration” has the meaning set forth in Section 4(a).

“Demand Registration Request” has the meaning set forth in Section 4(a).

“Effective Date” means the date that a Registration Statement filed pursuant to this Agreement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Registration” means a registration of the Company’s securities: (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any equity incentive plan, stock option, stock purchase or similar plan or employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145) or any registration statement related to the issuance or resale of securities issued in such a transaction or other transaction in which the Company directly or indirectly acquires another business entity, (iii) in connection with any dividend or distribution reinvestment or direct stock purchase plan (or similar plan), (iv) in which the only Capital Stock being registered is Capital Stock issuable upon conversion of debt securities or (v) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of any of the Registrable Securities.

“Form S-1” means Form S-1 under the Securities Act, or any other form hereafter adopted by the Commission for the general registration of securities under the Securities Act.

“Form S-1 Resale Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Form S-3” means Form S-3 under the Securities Act, or any other form hereafter adopted by the Commission having substantially the same usage as Form S-3.

“Form S-3 Resale Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Form S-4” means Form S-4 under the Securities Act, or any other form hereafter adopted by the Commission having substantially the same usage as Form S-4.

“Form S-8” means Form S-8 under the Securities Act, or any other form hereafter adopted by the Commission having substantially the same usage as Form S-8.

“FINRA” has the meaning set forth in Section 9.

“Grace Period” has the meaning set forth in Section 6(a)(2).

“Holder” or “Holders” means any holder of Registrable Securities that is also a party signatory to this Agreement, other than the Company, and their respective assignees and/or transferees permitted hereunder. A Person shall cease to be a Holder hereunder at such time as it ceases to hold any Registrable Securities.

“Indemnified Party” has the meaning set forth in Section 11(c).

“Indemnifying Party” has the meaning set forth in Section 11(c).

“Lockup Period” has the meaning set forth in Section 10(a).

“Losses” has the meaning set forth in Section 11(a).

“Majority Holders” means, with respect to any Underwritten Offering, the Holders holding a majority of the Registrable Securities to be included in such Underwritten Offering held by all Holders that have made the request requiring the Company to conduct such Underwritten Offering (but not including any Holders that have exercised “piggyback” rights hereunder to be included in such Underwritten Offering).

“Opt-Out Notice” has the meaning set forth in Section 7(e).

“Other Holder” has the meaning set forth in Section 7(b).

“Participating Holder” has the meaning set forth in Section 2(h).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Notice” has the meaning set forth in Section 7(a).

“Piggyback Offering” has the meaning set forth in Section 7(a).

“Piggyback Registration” has the meaning set forth in Section 7(a).

“Plan” has the meaning set forth in the Recitals.

“Plan Effective Date” shall mean the date on which the Plan becomes effective.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Public Offering” means any sale or distribution to the public of Capital Stock of the Company (or any securities convertible into, or exercisable or exchangeable for, Capital Stock of the Company) pursuant to a Registration Statement filed with the Commission.

“Registrable Securities” means, collectively, (a) all Reorganized DN Common Shares issued as of the Plan Effective Date to any Holder or to any Affiliate or Related Fund of any Holder, either directly or pursuant to a transfer or assignment and any additional Reorganized DN Common Shares acquired by any Holder, Affiliate or Related Fund of any Holder, including in connection with open market or other purchases or acquisitions, after the Plan Effective Date; (b) any additional Reorganized DN Common Shares paid, issued or distributed to any Holder or to any Affiliate or Related Fund of any Holder in respect of any such securities by way of a stock dividend, stock split or distribution, or in connection with a combination of securities, and any security into which such Reorganized DN Common Shares shall have been converted or exchanged in connection with a recapitalization, reorganization, reclassification, merger, consolidation, bonus issue, exchange, distribution, other reorganization, charter amendment or otherwise and (c) shares of capital stock received as a dividend or distribution in respect of, any of the securities described in clauses (a) and (b) above, in each case, beneficially owned by any Holder (regardless of whether such dividend or distribution has actually been effectuated); provided, however, that as to any Registrable Securities, such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (i) the date on which such securities are sold or disposed of pursuant to an effective Registration Statement, (ii) the date on which such securities are disposed of pursuant to Rule 144 (or any similar provision then in effect) promulgated under the Securities Act, (iii) the date on which such securities shall have been otherwise transferred and are represented by certificates or book entries not bearing a legend restricting transfer, (iv) with respect to Holders beneficially holding, together with their Related Funds and Affiliates, five percent (5.0%) or less of the outstanding Reorganized DN Common Shares, the later of (A) the effective date of the Resale Shelf Registration Statement filed pursuant to Section 2(a) and (B) the first date on which such securities can be sold pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act without limitation thereunder on volume or manner of sale, or (v) the date on which such securities cease to be outstanding; provided further, however, that, except as described above, Registrable Securities shall not otherwise cease to constitute Registrable Securities due solely to the fact that such securities may be sold without restriction under the Securities Act and the rules and regulations of the Commission.

“Registration Statement” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including, without limitation, any Shelf Registration Statement), amendments and supplements to such registration statements, including post-effective amendments, all exhibits and documents incorporated by reference or deemed to be incorporated by reference in such registration statements.

“Related Fund” means, (i) with respect to any Person, any fund, account or investment vehicle that is controlled, advised, sub-advised, managed or co-managed by such Person, by any Affiliate of such Person, or, if applicable, such Person’s investment manager or (ii) with respect to any Person that is a fund, account or investment vehicle, any fund, account or investment vehicle that is also advised, sub-advised, managed or co-managed by such Person’s investment adviser or manager or its affiliate.

“Related Party” has the meaning set forth in Section 15(e).

“Reorganized DN Common Shares” means shares of common stock, par value $0.01 per share, of the Company.

“Resale Shelf Expiration Date” has the meaning set forth in Section 3(a).

“Resale Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 144A” means Rule 144A promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 145” means Rule 145 promulgated by the Comission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 430A” means Rule 430A promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 430B” means Rule 430B promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Rule 433” means Rule 433 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Stockholder Questionnaire” has the meaning set forth in Section 2(h).

“Shelf Registration Statement” means a Registration Statement filed with the Commission in accordance with the Securities Act for the offer and sale of Registrable Securities by Holders on a continuous or delayed basis pursuant to Rule 415.

“Supermajority Holders” means the Holders holding at least 66 2/3% of all Registrable Securities at such time.

“Trading Day” means a day during which trading in the Reorganized DN Common Shares occurs in the Trading Market, or if the Reorganized DN Common Shares are not listed on a Trading Market, a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, or the OTC Markets Group marketplace on which the Reorganized DN Common Shares are principally listed or quoted for trading on the date in question.

“Transfer” has the meaning set forth in Section 13.

“Underwritten Offering” means an offering of Registrable Securities under a Registration Statement in which the Registrable Securities are sold to an underwriter for reoffering to the public.

“Underwritten Takedown” has the meaning set forth in Section 2(g).

2. Resale Shelf Registration Statement.

(a) As soon following the Plan Effective Date as is permissible under the applicable rules and regulations of the SEC and in any event within fifteen (15) Business Days after the Plan Effective Date (or if “fresh start” accounting is required, within ninety (90) calendar days after the Plan Effective Date), the Company shall use commercially reasonable efforts to file or confidentially submit, and to cause to be declared effective on the earliest date reasonably practicable, a resale Shelf Registration Statement (the “Resale Shelf Registration Statement”) (whether on Form S-3 (a “Form S-3 Resale Shelf Registration Statement”) or on Form S-1 (a “Form S-1 Resale Shelf Registration Statement”)) with the Commission. The Company shall give written notice (a “Company Shelf Registration Notice”) of the anticipated filing of any Resale Shelf Registration Statement within at least seven (7) Business Days prior to such filing or submission to all Holders of Registrable Securities and shall include in such Resale Shelf Registration Statement all Registrable Securities held by the Holders on the date of the Company Shelf Registration Notice with respect to which the Company has received written requests for inclusion therein within four (4) Business Days of the date of the Company Shelf Registration Notice. The Company shall maintain the Resale Shelf Registration Statement in accordance with the terms hereof. If the Resale Shelf Registration Statement is expected to expire under the rules of the Commission, the Company shall use commercially reasonable efforts to file a replacement Resale Shelf Registration Statement and to cause it to become effective before such expiration and shall follow the procedures and timelines outlined in this Section 2(a) with respect to inclusion of the Registrable Securities therein.

(b) Upon the request of any Holder whose Registrable Securities are not included in the Resale Shelf Registration Statement at the time of such request, the Company shall use commercially reasonable efforts to amend as promptly as reasonably practicable the Resale Shelf Registration Statement to include the Registrable Securities of such Holder if the rules and regulations of the Commission would permit the addition of such Registrable Securities to the Resale Shelf Registration Statement; provided that the Company shall not be required to amend the Resale Shelf Registration Statement more than once during any 180-day period.

(c) Within three (3) Business Days after receiving a request pursuant to Section 2(b), the Company shall give written notice of such request to all other Holders of Registrable Securities and shall include in such amendment all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) Business Days after the Company’s giving of such notice, provided that such Registrable Securities are not already covered by an existing and effective Registration Statement that may be utilized for the offer and sale of the Registrable Securities requested to be registered in the manner so requested.

(d) The Company shall use commercially reasonable efforts to convert any Form S-1 Resale Shelf Registration Statement to a Form S-3 Resale Shelf Registration Statement as soon as reasonably practicable after the Company is eligible to use Form S-3.

(e) [Reserved.]

(f) If the Resale Shelf Registration Statement is on Form S-1, then for so long as any Registrable Securities covered by the Resale Shelf Registration Statement remain unsold, the Company shall file any supplements to the Prospectus or post-effective amendments required to be filed by applicable law in order to incorporate into such Prospectus any Current Reports on Form 8-K necessary or required to be filed by applicable law (other than any Form 8-K required to be furnished under Item 2.02 or 7.01 thereof), any Quarterly Reports on Form 10-Q or any Annual Reports on Form 10-K filed by the Company with the Commission, or any other information necessary so that (i) the Resale Shelf Registration Statement shall not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (or in the case of any Prospectus, in light of the circumstances such statements were made), and (ii) the Company complies with its obligations under Item 512(a)(1) of Regulation S-K; provided, however, that these obligations remain subject to the Company’s rights under Section 6.

(g) Upon the demand of one or more Holders, the Company shall facilitate a “takedown” of Registrable Securities in the form of an Underwritten Offering (each, an “Underwritten Takedown”), in the manner and subject to the conditions described in Section 5, provided that (x) (i) the number of securities included in such “takedown” shall equal at least ten percent (10%) of all Registrable Securities held by all Holders at such time or (ii) the Registrable Securities requested to be sold by the Holders in such “takedown” shall have an anticipated aggregate gross offering price (before deducting underwriting discounts and commission) of at least $25 million; or (y) the number of securities included in such “takedown” represent all of the Registrable Securities held by the Holders participating in such takedown at the time of such takedown.

(h) Other than any Holder that indicates to the Company in writing that it does not wish to be named as a “selling stockholder” in such Resale Shelf Registration Statement, each Holder agrees to furnish to the Company a completed questionnaire in the form attached hereto as Exhibit B (a “Selling Stockholder Questionnaire”) in accordance with the final paragraph of Section 8, including, for the avoidance of doubt, the number of Registrable Securities that it wishes to include for registration on such Resale Shelf Registration Statement (any holder that returns such Selling Stockholder Questionnaire in accordance with Section 8, a “Participating Holder”). At least three (3) Business Days before the initial filing of the Resale Shelf Registration Statement, the Company shall furnish to each Participating Holder a copy of a draft of the Selling Stockholder and Plan of Distribution sections (with respect to the Selling Stockholder section, only the portion of that section relating to information concerning such Holder and, with respect to the Plan of Distribution section, only to the extent there have been any material changes to the form thereof attached hereteo as Exhibit A) for review and approval, which approval shall not be unreasonably withheld or delayed, and any objections to such draft disclosures must be lodged within two (2) Business Days of such Participating Holder’s receipt thereof. The Company shall use commercially reasonable efforts to include any changes to the Selling Stockholder section (including any footnotes) proposed by a Holder with respect to information concerning such Holder.

(i) All Registrable Securities owned or acquired by any Holder or any of its Affiliates or Related Funds shall be aggregated together for the purpose of determining the availability of any right under this Agreement.

(j) The Company shall use commercially reasonable efforts to keep the Resale Shelf Registration Statement contemplated by this Section 2 continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the Commission until the date on which all Registrable Securities registered thereunder are no longer Registrable Securities.

3. Subsequent Shelf Registration Statements.

(a) After the Effective Date of the Resale Shelf Registration Statement and prior to the earlier of (i) the date the Company (A) is eligible to register the Registable Securities for resale by Holders on Form S-3 and (B) has filed such Registration Statement on Form S-3 with the Commission and which is effective and (ii) the date that all Registrable Securities covered by the Resale Shelf Registration Statement shall cease to be Registrable Securities (such earlier date, the “Resale Shelf Expiration Date”), and for so long as any Registrable Securities remain outstanding, the Company shall use commercially reasonable efforts to become eligible and/or maintain its eligibility to register the Registrable Securities on Form S-3.

(b) After the Resale Shelf Expiration Date and for so long as any Registrable Securities remain outstanding, the Company shall use commercially reasonable efforts to be eligible and/or to maintain its eligibility to register the Registrable Securities on Form S-3.

(c) After the Resale Shelf Expiration Date and for so long as any Registrable Securities remain outstanding, if there is not an effective Registration Statement which includes the Registrable Securities that are currently outstanding, the Company shall (i) if the Company is eligible to register the Registrable Securities on Form S-3, promptly file a Shelf Registration Statement on Form S-3 and use commercially reasonable efforts to cause such Registration Statement to be declared effective as promptly as reasonably practicable or, (ii) if the Company is not eligible at such time to register the Registrable Securities on Form S-3, promptly file a Shelf Registration Statement on Form S-1 and use commercially reasonable efforts to cause such Registration Statement to be declared effective as promptly as reasonably practicable.

(d) For so long as any Registrable Securities covered by such Shelf Registration Statement on Form S-1 remain unsold, the Company shall file any supplements to the Prospectus or post-effective amendments required to be filed by applicable law in order to incorporate into such Prospectus any Current Reports on Form 8-K necessary or required to be filed by applicable law (other than any Form 8-K required to be filed solely in order to furnish information required to be furnished under Item 2.02 or 7.01 thereof), any Quarterly Reports on Form 10-Q or any Annual Reports on Form 10-K filed by the Company with the Commission, or any other information necessary so that (i) such Shelf Registration Statement shall not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading (or in the case of any Prospectus, in light of the circumstances such statements were made), and (ii) the Company complies with its obligations under Item 512(a)(1) of Regulation S-K; provided, however, that, in each case, these obligations remain subject to the Company’s rights under Section 6.

(e) The Company shall use commercially reasonable efforts to keep a Registration Statement that has become effective as contemplated by this Section 3 continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the Commission until the date on which all Registrable Securities registered thereunder are no longer Registrable Securities.

4. Demand Registration.

(a) At any time and from time to time on or following the date that is 120 days after the date hereof, any Holder or group of Holders may request in writing (“Demand Registration Request”) that the Company effect the registration of all or part of such Holder’s or Holders’ Registrable Securities with the Commission under and in accordance with the provisions of the Securities Act (each, a “Demand Registration”). The Company shall, as promptly as reasonably practicable and no later than thirty (30) days after it receives such Demand Registration Request, file a Registration Statement covering such Holder’s or Holders’ Registrable Securities requested to be registered, and shall use commercially reasonable efforts to cause such Registration Statement to be declared effective as promptly as reasonably practicable; provided, however, that the Company shall not be required to file a Registration Statement pursuant to this Section 4(a):

(1) unless (i) the number of Registrable Securities requested to be registered on such Registration Statement equals at least ten percent (10%) of all Registrable Securities held by all Holders at such time or (ii) the Registrable Securities requested to be sold by the Holders pursuant to such Registration Statement have an anticipated aggregate gross offering price (before deducting underwriting discounts and commissions) of at least $25 million, disregarding any Registrable Securities subject to clause (2) below;

(2) with respect to any Registrable Securities requested to be registered that are already covered by an existing and effective Registration Statement and such Registration Statement may be utilized for the offer and sale of such Registrable Securities requested to be registered; and

(3) if a Registration Statement filed by the Company shall have previously been initially declared effective by the Commission within the one hundred eighty (180) days preceding the date such Demand Registration Request is made.

Notwithstanding anything to the contrary in this Agreement, the Company shall not be obligated to effect more than five such Demand Registrations; provided, however that a Demand Registration shall not be considered made for purposes hereof unless the requested Registration Statement has been declared effective by the Commission for more than 75% of the full amount of Registrable Securities for which registration has been requested (subject to any reduction under Section 5(c) hereof). For the avoidance of doubt, the filing of the Resale Shelf Registration Statement shall not consitute a Demand Registration for any purpose hereunder.

(b) A Demand Registration Request shall specify (i) the then-current name and address of such Holder or Holders, (ii) the aggregate number of Registrable Securities requested to be registered, (iii) the total number of Registrable Securities then beneficially owned by such Holder or Holders, and (iv) the intended means of distribution. If at the time the Demand Registration Request is made the Company appears, based on public information available to such Holder or Holders, eligible to use Form S-3 for the offer and sale of the Registrable Securities, the Holder or Holders making such request may request that the registration be in the form of a Shelf Registration Statement (for the avoidance of doubt, the Company shall not be under the obligation to file a Shelf Registration on Form S-3 if, upon the advice of its counsel, it is not eligible to make such a filing).

(c) The Company may satisfy its obligations under Section 4(a) hereof by amending (to the extent permitted by applicable law and the rules and regulations of the Commission) any Registration Statement previously filed by the Company under the Securities Act and not yet declared effective by the Commission, so that such amended Registration Statement permits the disposition (in accordance with the intended methods of disposition specified as aforesaid) of all of the Registrable Securities for which a Demand Registration Request has been properly made under this Section 4. If the Company so amends a previously filed Registration Statement, it shall be deemed to have effected a registration for purposes of Section 4(a) hereof; provided, however, that the Effective Date of the amended registration statement, as amended pursuant to this Section 4(c), shall be the “the first day of effectiveness” of such Registration Statement for purposes of determining the period during which the Registration Statement is required to be maintained effective in accordance with Section 4(e) hereof.

(d) Within five (5) Business Days after receiving a Demand Registration Request, the Company shall give written notice of such request to all other Holders of Registrable Securities and shall, subject to the provisions of Section 5(c) in the case of an Underwritten Offering, include in such registration all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within ten (10) Business Days after the Company’s giving of such notice, provided that the Company shall not be required to include in such registration any Registrable Securities that are already covered by an existing and effective Registration Statement that may be utilized for the offer and sale of the Registrable Securities requested to be registered in the manner so requested.

(e) The Company shall use commercially reasonable efforts to keep a Registration Statement that has become effective as contemplated by this Section 4 continuously effective, and not subject to any stop order, injunction or other similar order or requirement of the Commission:

(1) in the case of a Registration Statement other than a Shelf Registration Statement, until all Registrable Securities registered thereunder have been sold pursuant to such Registration Statement, but in no event later than two hundred seventy (270) days from the Effective Date of such Registration Statement; and

(2) in the case of a Shelf Registration Statement, until the earlier of: (x) three (3) years following the Effective Date of such Shelf Registration Statement; and (y) the date that all Registrable Securities covered by such Shelf Registration Statement shall cease to be Registrable Securities;

provided, however, that in the event of any stop order, injunction or other similar order or requirement of the Commission relating to any Shelf Registration Statement, if any Registrable Securities covered by such Shelf Registration Statement remain unsold, the period during which such Shelf Registration Statement is required to remain effective shall be extended by the number of days during which such stop order, injunction or similar order or requirement is in effect; provided further, however, that if any Shelf Registration Statement was initially declared effective on Form S-3 and the Company becomes ineligible to use Form S-3, the period during which such Shelf Registration Statement is required to remain effective shall be extended by the number of days during which the Company did not have an effective Registration Statement covering unsold Registrable Securities initially registered on such Shelf Registration Statement.

(f) The Holder or Holders making a Demand Registration Request may, at any time prior to the Effective Date of the Registration Statement relating to such registration, revoke their request for the Company to effect the registration of all or part of such Holder’s or Holders’ Registrable Securities by providing a written notice to the Company. If, pursuant to the preceding sentence, the entire Demand Registration Request is revoked, then, at the option of the Holder or Holders who revoke such request, either (i) such Holder or Holders shall reimburse the Company for all of its reasonable and documented out-of-pocket expenses incurred in the preparation, filing and processing of the Registration Statement, which out-of-pocket expenses, for the avoidance of doubt, shall not include overhead expenses and which requested registration shall not count as one of the permitted Demand Registration Requests hereunder or (ii) the requested registration that has been revoked shall be deemed to have been effected for purposes of Section 4(a) (for the avoidance of doubt, “or” as used in this clause is exclusive).

(g) If a Registration Statement filed pursuant to this Section 4 is a Shelf Registration Statement, then upon the demand of one or more Holders, the Company shall facilitate a “takedown” of Registrable Securities in the form of an Underwritten Offering, in the manner and subject to the conditions described in Section 5, provided that (x) (i) the number of securities included in such underwritten “takedown” shall equal at least fifteen percent (15%) of all Registrable Securities by all Holders at such time or (ii) the Registrable Securities requested to be sold by the Holders in such “takedown” shall have an anticipated aggregate offering price (before deducting underwriting discounts and commission) of at least $25 million; or (y) the number of securities included in such “takedown” represent all of the Registrable Securities held by the Holders participating in such takedown at the time of such takedown.

(h) A Demand Registration may also be in the form of an Underwritten Offering, in the manner and subject to the conditions described in Section 5, provided that (x) (i) the number of securities included in such underwritten Demand Registration shall equal at least ten percent (10%) of all Registrable Securities at such time and (ii) the Registrable Securities requested to be sold by the Holders in such underwritten Demand Registration shall have an anticipated aggregate offering price (before deducting underwriting discounts and commission) of at least $25 million; or (y) the number of securities included in such underwritten Demand Registration represent all of the Registrable Securities outstanding at the time of such underwritten Demand Registration.

5. Procedures for Underwritten Offerings. The following procedures shall govern Underwritten Offerings pursuant to Section 2(g) or Section 4(g), whether in the case of an Underwritten Takedown or otherwise.

(a) (i) The Majority Holders, with the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), shall select one or more investment banking firm(s) of national standing to be the managing underwriter or underwriters for any Underwritten Offering pursuant to a Demand Registration Request or an Underwritten Takedown, and (ii) the Company shall select one or more investment banking firm(s) of national standing to be the managing underwriter or underwriters for any other Underwritten Offering, with the consent of the Majority Holders (which consent shall not be unreasonably withheld, conditioned or delayed).

(b) All Holders proposing to distribute their securities through an Underwritten Offering, as a condition for inclusion of their Registrable Securities therein, shall agree to enter into an underwriting agreement with the underwriters; provided, however, that the underwriting agreement is in customary form and reasonably acceptable to the Company and the Majority Holders and provided further, however, that no Holder of Registrable Securities included in any Underwritten Offering shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding (x) such Holder’s ownership of its Registrable Securities to be sold or transferred, (y) such Holder’s power and authority to effect such transfer and (z) such matters pertaining to compliance with securities laws as may be reasonably requested).

(c) Notwithstanding anything to the contrary herein, if the managing underwriter or underwriters for an Underwritten Offering pursuant to a Demand Registration or an Underwritten Takedown advises the Holders that the total amount of Registrable Securities or other Reorganized DN Common Shares permitted to be registered is such as to materially adversely affect the success of such Underwritten Offering, the number of Registrable Securities or other Reorganized DN Common Shares to be registered on such Registration Statement will be reduced as follows: first, the Company shall reduce or eliminate the securities of the Company to be included by any Person other than a Holder or the Company; second, the Company shall reduce or eliminate any securities of the Company to be included by the Company; and third, the Company shall reduce the number of Registrable Securities to be included by any Holder, on a pro rata basis based on the total number of Registrable Securities requested by such Holders to be included.

(d) Within five (5) Business Days after receiving a request for an Underwritten Offering constituting a “takedown” from a Shelf Registration Statement, the Company shall give written notice of such request to all other Holders (which notice shall state that the material terms of such proposed Underwritten Offering, to the extent known, as well as the identity of the Holder requesting such takedown, are available upon request), and subject to the provisions of Section 5(c) hereof, include in such Underwritten Offering all such Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) Business Days after the Company’s giving of such notice; provided, however, that such Registrable Securities are covered by an existing and effective Shelf Registration Statement that may be utilized for the offer and sale of the Registrable Securities requested to be registered.

(e) The Company shall not be required to undertake an Underwritten Offering pursuant to Section 2(g) or Section 4(g) if the Company has undertaken an Underwritten Offering, whether for its own account or pursuant to this Agreement, within the one hundred eighty (180) days preceding the date of the request to the Company for such Underwritten Offering.

(f) Notwithstanding anything to the contrary in this Agreement, the Company shall not be obligated to effect more than four such Underwritten Offerings; provided that an Underwritten Offering shall not be considered made for purposes of this Section 5(f) unless it has resulted in the disposition by the Holders of at least 75% of the amount of Registrable Securities requested to be included subject to any reduction under Section 5(c) hereof.

6. Grace Periods.

(a) Notwithstanding anything to the contrary herein—

(1) the Company shall be entitled to postpone the filing or effectiveness of, or, at any time after a Registration Statement has been declared effective by the Commission, suspend the use of, a Registration Statement (including the Prospectus included therein) if (x) in the good faith judgment of the Board, such registration, offering or use would reasonably be expected to materially affect in an adverse manner or materially interfere with any bona fide material financing of the Company or any material transaction under consideration by the Company or would require the disclosure of information that has not been, and is not otherwise required to be, disclosed to the public and the premature disclosure of which would materially affect the Company in an adverse manner or (y) the Company would be required to include in such Registration Statement (or Prospectus) financial statements that are unavailable to the Company for reasons beyond the Company’s control; provided however, that in the event such Registration Statement relates to a Demand Registration Request or an Underwritten Offering pursuant to Section 2(g) or Section 4(g), then the Holders initiating such Demand Registration Request or such Underwritten Offering shall be entitled to withdraw the Demand Registration Request or request for the Underwritten Offering and, if such request is withdrawn, it shall not count against the limits imposed pursuant to Section 4(a) or Section 5(f) and the Company shall pay all reasonable and documented registration expenses in connection with such registration; and

(2) at any time after a Registration Statement has been declared effective by the Commission and there is no duty to disclose under applicable law, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time would, in the good faith judgment of the Board, adversely affect the Company (the period of a postponement or suspension as described in clause (1) and/or a delay described in this clause (2), a “Grace Period”).

(b) The Company shall (i) promptly notify the Holders in writing of the existence of the event or material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to any Holder, without the express consent of such Holder) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use commercially reasonable efforts to terminate a Grace Period as promptly as reasonably practicable and (iii) promptly notify the Holders in writing of the date on which the Grace Period ends.

(c) The duration of any one Grace Period shall not exceed forty five (45) days, and the aggregate of all Grace Periods in total during any three hundred sixty-five (365) day period shall not exceed ninety (90) days. For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) of Section 6(b) and shall end on and include the later of the date the Holders receive the notice referred to in clause (iii) of Section 6(b) and the date referred to in such notice. In the event the Company declares a Grace Period, the period during which the Company is required to maintain the effectiveness of an Resale Shelf Registration Statement or a Registration Statement filed pursuant to a Demand Registration Request shall be extended by the number of days during which such Grace Period is in effect.

7. Piggyback Registration.

(a) Whenever the Company proposes to conduct a Public Offering of any class of the Company’s Capital Stock solely for cash (whether or not wholly a primary or secondary offering but except for a Demand Registration or Excluded Registration, a “Piggyback Registration”), the Company shall give written notice (the “Piggyback Notice”) of such proposed filing or underwritten offering to each Holder at least five (5) Business Days before the (i) filing of the Registration Statement associated with such Public Offering (if no such Registration Statement is then effective) and (ii) expected date of commencement of marketing efforts for such Public Offering (if a Shelf Registration Statement associated with such Public Offering is then effective) (provided that in the case of a “bought deal,” “registered direct offering” or “overnight transaction” (a “Bought Deal”), such Piggyback Notice shall be given not less than two (2) Business Days prior to the expected date of commencement of marketing efforts. Such notice shall include the number and class of securities proposed to be registered or offered, the proposed date of filing of such Registration Statement or commencement of marketing efforts, as applicable, any proposed means of distribution of such securities and any proposed managing underwriter of such securities and shall offer the Holders the opportunity to register or offer such amount of Registrable Securities as each Holder may reasonably request on the same terms and conditions as the registration or offering of the other securities being registered or offered thereunder (a “Piggyback Offering”). Subject to Section 7(b), the Company shall include in each Piggyback Offering all Registrable Securities for which the Company has received written requests for inclusion within three (3) Business Days after the date the Piggyback Notice is given (provided that in the case of a Bought Deal, such written requests for inclusion must be received within one (1) Business Day after the date the Piggyback Notice is given); provided, however, that in the case of the filing of a Registration Statement, such Registrable Securities are not otherwise registered pursuant to an existing and effective Shelf Registration Statement under this Agreement, but in such case, the Company shall include such Registrable Securities in such underwritten Piggyback Offering if the Shelf Registration Statement may be utilized for the offering and sale of the Registrable Securities requested to be offered (without regard to the limitations on participation in Underwritten Offerings set forth in Section 2(g)).

(b) The Company shall cause the managing underwriter or underwriters of the proposed offering to permit the Holders that have requested Registrable Securities to be included in the Piggyback Offering to include all such Registrable Securities on substantially the same terms and conditions as any similar securities, if any, of the Company. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering advises the Company and the selling Holders in writing that, in its view, the total amount of securities that the Company, such Holders and any other holders entitled to participate in such offering (such other holders, the “Other Holders”) propose to include in such offering is such as to materially adversely affect the price, timing or distribution of such underwritten offering, then:

(1) if such Piggyback Offering is an underwritten primary offering by the Company for its own account, the Company shall include in such Piggyback Offering: (i) first, all securities to be offered by the Company; (ii) second, up to the full amount of securities requested to be included in such Piggyback Offering by the Holders; and (iii) third, up to the full amount of securities requested to be included in such Piggyback Offering by all Other Holders; and

(2) if such Piggyback Offering is an underwritten secondary offering for the account of Other Holders exercising “demand” rights (including pursuant to a Demand Registration Request), the Company shall include in such registration: (i) first, all securities of the Other Holders exercising “demand” rights (including pursuant to a Demand Registration Request) requested to be included therein; (ii) second, up to the full amount of securities requested to be included in such Piggyback Offering by the Holders entitled to participate therein, allocated pro rata among such Holders on the basis of the amount of securities requested to be included therein by each such Holder; (iii) third, up to the full amount of securities proposed to be included in the registration by the Company; and (iv) fourth, up to the full amount of securities requested to be included in such Piggyback Offering by the Other Holders entitled to participate therein, allocated pro rata among such Other Holders on the basis of the amount of securities requested to be included therein by each such Other Holder;

such that, in each case, the total amount of securities to be included in such Piggyback Offering is the full amount that, in the view of such managing underwriter, can be sold without materially adversely affecting the success of such Piggyback Offering.

(c) If at any time after giving the Piggyback Notice and prior to the time sales of securities are confirmed pursuant to the Piggyback Offering, the Company determines for any reason not to register or delay the registration of the Piggyback Offering, the Company may, at its election, give notice of its determination to all Holders, and in the case of such a determination, shall be relieved of its obligation to register any Registrable Securities in connection with the abandoned or delayed Piggyback Offering, without prejudice.

(d) Any Holder of Registrable Securities requesting to be included in a Piggyback Offering may withdraw its request for inclusion by giving written notice to the Company of its intention to withdraw from that registration, at least three (3) Business Days prior to the anticipated Effective Date of the Registration Statement filed in connection with such Piggyback Offering, or in the case of a Piggyback Offering constituting a “takedown” off of a shelf registration statement, at least three (3) Business Days prior to the anticipated date of the filing by the Company under Rule 424 of a supplemental Prospectus (which shall be the preliminary supplemental Prospectus, if one is used in the “takedown”) with respect to such offering; provided, however, that (i) the Holder’s request be made in writing and (ii) the withdrawal shall be irrevocable and, after making the withdrawal, a Holder shall no longer have any right to include its Registrable Securities in that Piggyback Offering.

(e) Notwithstanding the foregoing, any Holder may deliver written notice (an “Opt-Out Notice”) to the Company at any time requesting that such Holder not receive notice from the Company of any proposed registration or offering; provided, however, that such Holder may later revoke any such Opt-Out Notice in writing.

8. Registration Procedures. If and when the Company is required to effect any registration under the Securities Act as provided in this Agreement, the Company shall use commercially reasonable efforts to:

(a) prepare and file with the Commission the requisite Registration Statement to effect such registration and thereafter use commercially reasonable efforts to cause such Registration Statement to become and remain effective, subject to the limitations contained herein;

(b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until (i) such time as all of such Registrable Securities have been disposed of in accordance with the method of disposition set forth in such Registration Statement, subject to the limitations contained herein, (ii) such Registration Statement is withdrawn in accordance with the terms of this Agreement or (iii) such other time as may be specified in this Agreement;

(c) (i) before filing a Registration Statement or Prospectus or any amendments or supplements thereto (except for any amendment or supplement as a result of the filing of a periodic report, current report or any other document required to be filed by the Company under the Exchange Act), at the Company’s expense, furnish to the Holders whose securities are covered by the Registration Statement copies of all such documents, other than documents that are incorporated by reference into such Registration Statement or Prospectus, proposed to be filed and such other documents reasonably requested by such Holders (which may be furnished by email), and afford Counsel to the Holders a reasonable opportunity to review and comment on such documents; and (ii) in connection with the preparation and filing of each such Registration Statement prepared in connection with an Underwritten Offering pursuant to this Agreement, (A) upon reasonable advance notice to the Company, give each of the foregoing such reasonable access to all financial and other records, corporate documents and properties of the Company as shall be necessary, in the reasonable opinion of Counsel to the Holders and the underwriters, to conduct a reasonable due diligence investigation for purposes of the Securities Act and Exchange Act, and (B) upon reasonable advance notice to the Company and during normal business hours, provide such reasonable opportunities to discuss the business of the Company with its officers, directors, employees and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of Counsel to the Holders and such underwriters, to conduct a reasonable due diligence investigation for purposes of the Securities Act and the Exchange Act; provided that as a condition to being provided any confidential information, any such Holder gaining access to information regarding the Company pursuant to this Section 8(c) shall agree to enter into a customary confidentiality agreement with the Company.

(d) notify each selling Holder of Registrable Securities, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed (except for any supplement as a result of the filing of a periodic report, current report or any other document required to be filed by the Company under the Exchange Act);

(e) with respect to any offering of Registrable Securities, furnish to each selling Holder of Registrable Securities, and the managing underwriters for such Underwritten Offering, if any, without charge, such number of copies of the applicable Registration Statement, each amendment and supplement thereto, the Prospectus included in such Registration Statement (including each preliminary Prospectus, final Prospectus, and any other Prospectus (including any Prospectus filed under Rule 424, Rule 430A or Rule 430B and any “issuer free writing prospectus” as such term is defined under Rule 433)), all exhibits and other documents filed therewith and such other documents as such seller or such managing underwriters may reasonably request including in order to facilitate the disposition of the Registrable Securities owned by such seller, and upon request, a copy of any and all transmittal letters or other correspondence to or received from, the Commission or any other governmental authority relating to such offer;

(f) (i) register or qualify all Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such states or other jurisdictions of the United States of America as the Holders covered by such Registration Statement shall reasonably request in writing, (ii) keep such registration or qualification in effect for so long as such Registration Statement remains in effect and (iii) take any other action that may be necessary or reasonably advisable to enable such Holders to consummate the disposition in such jurisdictions of the securities to be sold by such Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 8(f) be obligated to be so qualified, to subject itself to taxation in such jurisdiction or to consent to general service of process in any such jurisdiction;

(g) subject to Section 8(f), cause all Registrable Securities included in such Registration Statement to be registered with or approved by such other federal or state governmental agencies or authorities as necessary upon the opinion of counsel to the Company or Counsel to the Holders of Registrable Securities included in such Registration Statement to enable such Holder or Holders thereof to consummate the disposition of such Registrable Securities in accordance with their intended method of distribution thereof;

(h) with respect to any Underwritten Offering, obtain and, if obtained, furnish to each Holder that is named as an underwriter in such Underwritten Offering and each other underwriter thereof, a signed

(1) opinion of outside counsel for the Company (including a customary 10b-5 statement), dated the date of the closing under the underwriting agreement and addressed to the underwriters, reasonably satisfactory (based on the customary form and substance of opinions of issuers’ counsel customarily given in such an offering) in form and substance to such underwriters, if any, and

(2) “comfort” letter, dated the date of the underwriting agreement and another dated the date of the closing under the underwriting agreement and addressed to the underwriters and signed by the independent public accountants who have certified the Company’s financial statements included or incorporated by reference in such registration statement, reasonably satisfactory (based on the customary form and substance of “cold comfort” letters of issuers’ independent public accountant customarily given in such an offering) in form and substance to such Holder and any other underwriters, in each case, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and, in the case of the accountants’ comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer’s counsel and in accountants’ comfort letters delivered to underwriters in such types of offerings of securities;

(i) notify each Holder of Registrable Securities included in such Registration Statement at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and for which the Company chooses to suspend the use of the Registration Statement and Prospectus in accordance with the terms of this Agreement, and, at the written request of any such Holder, promptly prepare and furnish (at the Company’s expense) to it a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (subject to Section 6(d));

(j) notify the Holders of Registrable Securities included in such Registration Statement promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(k) advise the Holders of Registrable Securities included in such Registration Statement promptly after the Company receives notice or obtains knowledge of any order suspending the effectiveness of a registration statement relating to the Registrable Securities at the earliest reasonably practicable moment and promptly use commercially reasonable efforts to obtain the withdrawal of such order;

(l) otherwise comply with all applicable rules and regulations of the Commission and any other governmental agency or authority having jurisdiction over the offering of Registrable Securities, and make available to its stockholders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first (1st) full calendar month after the Effective Date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 and which requirement shall be deemed satisfied if the Company timely files complete and accurate information on Form 10-Q and 10-K and Current Reports on Form 8-K under the Exchange Act and otherwise complies with Rule 158;

(m) provide (i) and cause to be maintained a transfer agent and registrar for the Registrable Securities included in a Registration Statement no later than the Plan Effective Date thereof and (ii) a CUSIP and ISIN number for all Registrable Securities no later than the Plan Effective Date;

(n) enter into such customary agreements (including an underwriting agreement in customary form) and take such other customary actions as the Holders beneficially owning a majority of the Registrable Securities included in a Registration Statement or the underwriters, if any, shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including customary indemnification; and provide reasonable cooperation, including causing at least one (1) executive officer and a senior financial officer to attend and participate in “road shows” and other information meetings organized by the underwriters, if any, as reasonably requested in an Underwritten Offering; provided, however, that the Company shall have no obligation to participate in more than three (3) such “road shows” requested hereunder in any twelve (12)-month period or more than one (1) such “road show” requested hereunder in any ninety (90)-day period and such participation shall not unreasonably interfere with the business operations of the Company;

(o) if reasonably requested by the managing underwriter(s) or the Holders beneficially owning a majority of the Registrable Securities being sold in connection with an Underwritten Offering, promptly incorporate in a prospectus supplement or post-effective amendment such information relating to the plan of distribution for such Registrable Securities provided to the Company in writing by the managing underwriters and the Holders holding a majority of the Registrable Securities being sold and that is required to be included therein relating to the plan of distribution with respect to such Registrable Securities, including without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten Offering of the Registrable Securities to be sold in such offering, and make any required filings with respect to such information relating to the plan of distribution as soon as reasonably practicable after notified of the information;

(p) cooperate with the Holders of Registrable Securities included in a Registration Statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates or book entries representing Registrable Securities to be sold and not bearing any restrictive legends (including by way of causing the transfer agent to remove any restrictive legends (including any electronic transfer restrictions) from such securities and providing or causing any customary opinions of counsel to be delivered to the transfer agent in connection with such removal in a reasonably prompt manner, and covering all related fees of the transfer agent in connection therewith), and enable such Registrable Securities to be in such share amounts and registered in such names as the managing underwriters, or, if none, the Holders beneficially owning a majority of the Registrable Securities being offered for sale, may reasonably request at least three (3) Business Days prior to any sale of Registrable Securities to the underwriters;

(q) cause all Registrable Securities included in a Registration Statement to be listed on a Trading Market on which similar securities issued by the Company are then listed, if at all, or quoted; and

(r) otherwise use commercially reasonable efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

In addition, at least seven (7) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company shall notify each Holder of the information the Company requires from that Holder, in the form of the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, at least three (3) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling security-holder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as reasonably requested by the Company and, if an Underwritten Offering, entered into an underwriting agreement with the underwriters in accordance with Section 5(b). If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall be permitted to exclude such Holder from being a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 8 shall be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.

9. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts, fees or selling commissions or broker or similar commissions or fees (which shall be borne by Participating Holders on a pro rata basis), or transfer taxes of any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees and expenses (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Reorganized DN Common Shares are then listed for trading, if any, or quoted, (B) with respect to compliance with applicable state securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the Company and any reasonable and documented fees and disbursements of counsel for the underwriters or Holders in connection with blue sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the underwriters or the Holders, as applicable) and (C) if not previously paid by the Company in connection with an issuer filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with the Financial Industry Regulatory Authority (“FINRA”) pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) all reasonable and documented expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any free writing prospectus and any amendments or supplements thereto, any underwriting agreements, securities sales agreements or other similar agreements and any other documents relating to the performance of and compliance with this Agreement (including, without limitation, expenses of printing certificates for Registrable Securities and of printing Prospectuses if the printing of Prospectuses is reasonably requested by the Holders holding a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) reasonable and documented fees and disbursements of counsel for the Company, (v) the reasonable and documented fees and expenses incurred in connection with any road show for Underwritten Offerings, (vi) Securities Act liability insurance, if the Company so desires such insurance, (vii) any fees associated with making the Registrable Securities eligible for trading through The Depository Trust Company, and (viii) reasonable and documented fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall pay the reasonable fees and disbursements of Counsel to the Holders, including, for the avoidance of doubt, any reasonable and documented expenses of Counsel to the Holders in connection with the filing or amendment of any Registration Statement, Prospectus or free writing prospectus hereunder or any Underwritten Offering.

10.	Lockups.

(a) In connection with any Underwritten Takedown or underwritten registration pursuant to a Demand Registration Request or other underwritten public offering of equity securities by the Company, except with the written consent of the underwriters managing such offering, no Holder shall effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities during the seven (7) days prior to, and the ninety (90)-day period (or such lesser period as the underwriters may agree) beginning on the date of, the final Prospectus filed in connection with such offering (as such period may be waived by the underwriters, the “Lockup Period”), except as part of such offering, provided, that such Lockup Period restrictions are applicable on substantially similar terms to the Company and all of its executive officers and directors as reasonably requested by the underwriters, and reasonably acceptable to the Majority Holders; provided that the Lockup Period shall include customary carve-outs, including that nothing herein shall prevent any Holder from making a distribution of Registrable Securities to any of its partners, members or stockholders thereof or a transfer of Registrable Securities to an Affiliate or Related Fund that is otherwise in compliance with the applicable securities laws, so long as such distributees or transferees, as applicable, agree to be bound by the restrictions set forth in this Section 10(a) and so long as no public disclosure of such distribution is made. Each Holder agrees to execute a customary lockup agreement in favor of the underwriters to such effect and, in any event, that the underwriters in any relevant offering shall be third-party beneficiaries of this Section 10(a). The provisions of this Section 10(a) shall no longer apply to a Holder once such Holder ceases to hold Registrable Securities.

(b) In connection with any Underwritten Offering, the Company shall not effect any public sale or distribution of any of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, without prior written consent from the managing underwriter or underwriters, during the Lockup Period, except as part of such offering, provided, that such Lockup Period restrictions are applicable on substantially similar terms to the Majority Holders. The Company agrees to execute a customary lockup agreement in favor of the underwriters in any relevant offering to such effect and, in any event, that the underwriters in any relevant offering shall be third party beneficiaries of this Section 10(b). Notwithstanding the foregoing, the Company may effect a public sale or distribution of securities of the type described above and during the periods described above if such sale or distribution is made pursuant to registrations on Form S-4 or Form S-8 or any successor thereto, as part of any registration of securities of offering and sale to employees, directors or consultants of the Company and its subsidiaries pursuant to any employee stock plan or other employee benefit plan arrangement or in connection with any dividend or distribution reinvestment or direct stock purchase plan (or similar plan).

11.	Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, investment manager, managers, stockholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, investment manager, managers, stockholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable and documented attorneys’ fees in connection with any third-party claims) and expenses (collectively, “Losses”), to which any of them may become subject, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was provided by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (B) in the case of an occurrence of an event of the type specified in Section 8(i), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 15(c) below, but only if and to the extent that following the receipt of the Advice, the misstatement or omission giving rise to such Loss would have been corrected. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 11(c)), shall survive the transfer of the Registrable Securities by the Holders, and shall be in addition to any liability which the Company may otherwise have. Paragraph (a) of this Section 11 shall not apply with respect to taxes other than any taxes that represent losses, claims, damages, etc. arising from any non-tax claim.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its respective directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of Prospectus, or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was provided by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 8(i), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 15(c), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 11(c)), shall survive the transfer of the Registrable Securities by the Holders, and shall be in addition to any liability which the Holder may otherwise have.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with the defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party in its ability to defend such action.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that in the reasonable judgment of such counsel a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the reasonable and documented fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable and documented fees and expenses of the Indemnified Party (including reasonable and documented fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 11(c)) shall be paid to the Indemnified Party, as incurred, with reasonable promptness after receipt of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder.

(d) Contribution. If a claim for indemnification under Section 11(a) or (b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 11(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 11(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

12.	Section 4(a)(7), Rule 144 and Rule 144A; Other Exemptions; Rule 144 Assistance.

(a) With a view to making available to the Holders of Registrable Securities the benefits of Section 4(a)(7) of the Securities Act, Rule 144 and Rule 144A and other rules and regulations of the Commission that may at any time permit a Holder of Registrable Securities to sell securities of the Company without registration, until such time as when no Registrable Securities remain outstanding, the Company covenants that it shall use commercially reasonable efforts to, (i) if it is subject to the reporting requirement of Section 13 or 15(d) of the Exchange Act, file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder, or, (ii)

if it is not subject to the reporting requirement of Section 13 or 15(d) of the Exchange Act, make available information necessary to comply with Section 4(a)(7) of the Securities Act and Rule 144 and Rule 144A, if available, with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Section 4(a)(7) of the Securities Act and Rule 144 and Rule 144A (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time, or (y) any other rules or regulations now existing or hereafter adopted by the Commission. Upon the reasonable request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such information requirements, and, if not, the specific reasons for non-compliance.

(b) The Company covenants that it shall use commercially reasonable efforts to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell securities of the Company held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including causing the transfer agent to remove any restrictive legends (including any electronic transfer restrictions) from such securities in connection with a sale under Rule 144 and providing or causing any customary opinions of counsel to be delivered to the transfer agent in connection with such removal as promptly as reasonably practical. The Company shall be responsible for the fees of the transfer agent associated with such issuance.

13. Transfer of Registration Rights. Any Holder may freely assign its rights hereunder on a pro rata basis in connection with any sale, transfer, assignment, or other conveyance (any of the foregoing, a “Transfer”) of Registrable Securities to any transferee or assignee, including any Affiliate or Related Fund of any Holder; provided, that all of the following additional conditions are satisfied: (a) such Transfer is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees (i) in writing to become subject to the terms of this Agreement (including through the execution of a joinder hereto) and (ii) to provide the amount of any other Capital Stock of the Company beneficially owned by such transferee or assignee; and (c) the Company is given written notice by such Holder of such Transfer, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned; provided further, that (i) any rights assigned hereunder shall apply only in respect of the Registrable Securities that are Transferred and not in respect of any other securities that the transferee or assignee may hold and (ii) any Registrable Securities that are Transferred may cease to constitute Registrable Securities following such Transfer in accordance with the terms of this Agreement.

14. Further Assurances. Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

15. Miscellaneous.

(a) Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

(b) Compliance. Each Holder covenants and agrees that it shall comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to any Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in each Registration Statement.

(c) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of a Grace Period or any event of the kind described in Section 8(i), such Holder shall forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(d) Number of Registrable Securities Outstanding. In order to determine the number of Registrable Securities outstanding at any time, and subject to Section 2(i) in all respects, upon the reasonable written request of the Company to Holders, each Holder shall promptly, and in any event within ten (10) Business Days of receipt of such request, inform the Company of the number of Registrable Securities that such Holder owns and that the Company may conclusively rely upon any certificate provided under this Agreement for the purpose of determining the number of such Registrable Securities.

(e) No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Holders may be partnerships or limited liability companies, each of the Holders and the Company agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any of the Holder’s former, current or future direct or indirect equity holders, controlling persons, shareholders, directors, officers, employees, agents, Affiliates, members, financing sources, managers, general or limited partners or assignees (each, a “Related Party” and collectively, the “Related Parties”), in each case other than the current or former Holders or any of their respective assignees under this Agreement, whether by the enforcement of any assessment or by any legal or equitable Proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties, as such, for any obligation or liability of the Holders under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 15(e) shall relieve or otherwise limit the liability of the Company or any current or former Holder, as such, for any breach or violation of its obligations under this Agreement or such agreements, documents or instruments.

(f) Preservation of Rights. The Company shall not file a registration Statement for any equity securities (other than pursuant to an Excluded Registration) prior to the time that the Resale Shelf Registration Statement is declared effective. From and after the date of this Agreement, the Company shall not enter into any agreement with any current or future holder of any securities of the Company that would allow such current or future holder to require the Company to include securities in the Resale Shelf Registration Statement, or in any Piggyback Offering on a basis that is on parity with or superior to, the Piggyback Offering rights granted to the Holders pursuant to Section 7.

(g) No Inconsistent Agreements. The Company has not entered, as of the date hereof, and the Company shall not enter, after the date of this Agreement and until this Agreement is terminated, into any agreement with respect to its securities which is inconsistent with or grants registration rights that have parity with or are more favorable than the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

(h) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding at least a majority of the then outstanding Registrable Securities; provided, however, that any party may give a waiver as to itself; provided further, however, that no amendment, modification, supplement, or waiver that disproportionately and adversely affects, alters, or changes the interests of any Holder shall be effective against such Holder without the prior written consent of such Holder; provided further, however, that neither (x) the definitions of “Holders” and “Registrable Securities” in Section 1 nor (y) this Section 15 may be amended, modified or supplemented, or waived unless in writing and signed by the Supermajority Holders; and provided further, that the waiver of any provision with respect to any Registration Statement or offering may be given by Holders holding at least a majority of the then outstanding Registrable Securities entitled to participate in such offering or, if such offering shall have been commenced, having elected to participate in such offering. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders holding a majority of the then outstanding Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision. The failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.

(i) Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via electronic facsimile or email (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) at the following address (or at such other address as may be specified by like notice):

(1) If to the Company:

50 Executive Pkwy

Hudson, Ohio 44236

Attn: Jonathan Leiken

Email: jonathan.leiken@dieboldnixdorf.com

with a copy (which shall not constitute notice) to:

Jones Day

901 Lakeside Avenue

Cleveland, Ohio 44114

Attn: Michael Solecki

Email: mjsolecki@jonesday.com

and

Jones Day

90 South Seventh Street, Suite 4950

Minneapolis, Minnesota 55402

Attn: Brad Brasser

Email: bcbrasser@jonesday.com

(2) If to the Holders (or to any of them), to the address set forth on its signature page hereto (including any joinder hereto) or such other address as may be designated in writing hereafter by such Holder.

If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of New York or the jurisdiction in which the Company’s principal office is located, the time period shall automatically be extended to the Business Day immediately following such Saturday, Sunday or legal holiday.

(j) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns (including any trustee in bankruptcy). In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Holders of Registrable Securities (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof); provided, that such subsequent holder of Registrable Securities shall be required to execute a joinder to this Agreement in form and substance reasonably satisfactory to the Company, agreeing to be bound by its terms. No assignment or delegation of this Agreement by the Company, or any of the Company’s rights, interests or obligations hereunder, shall be effective against any Holder without the prior written consent of the Supermajority Holders; provided, further, however, that no such assignment or delegation that disproportionately and adversely affects, alters, or changes the interests of any Holder shall be effective against such Holder without the prior written consent of such Holder (other than an assignment in connection with the reincorporation of the Company or its businesses in another jurisdiction).

(k) Execution and Counterparts. This Agreement may be executed and delivered in any number of counterparts and by way of electronic signature and delivery, each such counterpart, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.

(l) Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) to the extent such rules or provisions would cause the application of the laws of any jurisdiction other than the State of New York. Each of the parties to this Agreement consents and agrees that any action to enforce this Agreement or any dispute, whether such dispute arises in law or equity, arising out of or relating to this Agreement, shall be brought exclusively in the United States District Court for the Southern District of New York or any New York State Court sitting in New York City. The parties hereto consent and agree to submit to the exclusive jurisdiction of such courts. Each of the parties to this Agreement waives and agrees not to assert in any such dispute, to the fullest extent permitted by applicable law, any claim that (i) such party and such party’s property is immune from any legal process issued by such courts or (ii) any litigation or other proceeding commenced in such courts is brought in an inconvenient forum. The parties hereby agree that mailing of process or other papers in connection with any such action or proceeding to an address provided in writing by the recipient of such mailing, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof and hereby waive any objections to service in the manner herein provided.

(m) Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(n) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(o) Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and, if applicable, hereof. The words “include”, “includes” or “including” in this Agreement shall be deemed to be followed by “without limitation”. The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to such laws, rules, regulations and forms, as amended from time to time or, to the extent replaced, the comparable successor thereto in effect at the time. All references to agencies, self-regulatory organizations or governmental entities in this Agreement shall be deemed to be references to the comparable successors thereto from time to time.

(p) Entire Agreement. This Agreement and any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

(q) Termination. The obligations of the Company and of any Holder, other than those obligations contained in Section 11 and this Section 15, shall terminate with respect to the Company and such Holder as soon as such Holder no longer beneficially owns any Registrable Securities.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Diebold Nixdorf, Incorporated

By:	/s/ Jonathan B. Leiken
Name: Jonathan B. Leiken
Title: Executive Vice President, Chief Legal Officer & Corporate Secretary

Holder Signature Page to

the Registration Rights Agreement

[Holder Signature Pages Redacted]

EXHIBIT A

PLAN OF DISTRIBUTION

The Securities offered by this prospectus may be sold or distributed from time to time by the selling stockholders, or by their pledgees, donees, partners, members, transferees or other successors, in any one or more of the following ways:

•	directly to one or more purchasers in privately negotiated transactions;

•	through underwriters;

•	through ordinary brokerage transactions, or other transactions involving brokers, dealers or agents;

•	in “at the market” offerings, as defined in Rule 415 under the Securities Act;

•	on any national securities exchange or quotation service on which the Securities may be listed or quoted at the time of the sale;

•	in the over-the-counter market;

•

through block trades (including crosses) in which the broker or dealer engaged to handle the block trade will attempt to sell the Securities as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•

through the writing of options (including the issuance by the selling stockholders of derivative securities), whether the options or such other derivative securities are listed on an options exchange or otherwise;

•	through short sales;

•	in hedging transactions;

•	through the distribution by a selling stockholder to its partners, members or stockholders;

•	through a combination of any of the above methods of sale; or

•	by any other method permitted pursuant to applicable law.

Securities may also be exchanged pursuant to this prospectus for satisfaction of the selling stockholders’ obligations or other liabilities to their creditors. Such transactions may or may not involve brokers or dealers.

The prices at which the Securities offered by this prospectus are sold may include:

•	a fixed price or prices, which may be changed;

•	prevailing market prices at the time of sale;

•

prices related to prevailing market prices, including sales made directly on a national securities exchange or sales made through a market maker other than on an exchange or other similar offerings through sales agents;

•	varying prices determined at the time of sale; or

•	negotiated prices.

At the time a particular offering of the Securities is made, a prospectus supplement, if required, will be distributed, which will set forth the names of the selling stockholders, the aggregate amount of Securities being offered and the terms of the offering, including, to the extent required, (1) the name or names of any underwriters, broker-dealers or agents, (2) any discounts, commissions and other terms constituting compensation from the selling stockholders, (3) any discounts, commissions or concessions allowed or re-allowed to be paid to broker-dealers, (4) any other offering expenses, (5) any securities exchanges on which the Securities may be listed, (6) the method of distribution of the Securities, (7) the terms of any agreement, arrangement or understanding entered into with the underwriters, brokers or dealers, and (8) any other material information.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the Securities, and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Securities from time to time under this prospectus, or under a supplement or amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee. The list of selling stockholders may similarly be amended to include any donee, transferee or other successor of the selling stockholders.

The selling stockholders and any broker-dealers or agents who participate in the distribution of Securities may be deemed to be “underwriters.” As a result, any profits on the sale of the Securities by selling stockholders and any discounts, commissions or concessions received by any such broker-dealers or agents might be deemed to be underwriting discounts and commissions under the Securities Act. If the selling stockholders were deemed to be underwriters, the selling stockholders may be subject to certain statutory liabilities as underwriters under the Securities Act.

The Securities may be offered to the public either through underwriting syndicates represented by one or more managing underwriters or directly by one or more of such firms. Unless otherwise set forth in the prospectus supplement, the obligations of the underwriters or dealers to purchase the Securities offered will be subject to certain conditions precedent and the underwriters or dealers will be obligated to purchase all of the offered Securities if any are purchased. Any public offering price and any discount or concession allowed or re-allowed or paid by underwriters or dealers to other dealers may be changed from time to time.

2

If Securities are sold through underwriters or broker-dealers, each selling stockholder will be responsible for underwriting discounts or commissions or agent’s commissions applicable to the sale of such selling stockholder’s Securities.

Each selling stockholder reserves the right to accept and, together with its agents, to reject, any proposed purchases of Securities to be made directly or through agents.

The selling stockholders and any other person participating in a distribution will be subject to applicable provisions of the Exchange Act, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of the Securities by the selling stockholders and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the Securities to engage in market-making activities with respect to the Securities. All of the foregoing may affect the marketability of the Securities and the ability of any person or entity to engage in market-making activities with respect to the Securities.

In order to comply with the securities laws of certain states, if applicable, the Securities may be sold in those jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the state or an exemption from the registration or qualification requirement is available and complied with.

We know of no existing arrangements between any selling stockholder, any other stockholder, broker, dealer, underwriter, or agent relating to the sale or distribution of the Securities offered by this prospectus. To our knowledge, there are currently no plans, arrangements or understandings between any selling stockholders and any underwriter, broker-dealer or agent regarding the Securities by the selling stockholders. There can be no assurance that any selling stockholder will sell any or all of the Securities pursuant to this prospectus.

Pursuant to the Registration Rights Agreement, we are obligated to provide customary indemnification to the selling stockholders. In addition, we have agreed to pay all reasonable expenses incidental to the registration of the Securities, including the payment of federal securities law and state “blue sky” registration fees excluding underwriting discounts and commissions relating to the sale of Securities by the selling stockholders.

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Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers, and controlling persons, we have been advised that in the opinion of the SEC this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

This offering will terminate on the date that all of the Securities offered by this prospectus have been sold by the selling stockholders.

The selling stockholders may also sell Securities pursuant to Section 4(a)(7) of the Securities Act or Rule 144 under the Securities Act, or other exemption from registration under the Securities Act, rather than this prospectus, in each case if such exemption is available.

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EXHIBIT B

SELLING STOCKHOLDER

QUESTIONNAIRE

TO BE COMPLETED BY ANY HOLDER (AS DEFINED IN THE REGISTRATION RIGHTS AGREEMENT (AS DEFINED BELOW)) THAT DESIRES TO BE NAMED AS A SELLING STOCKHOLDER IN THE RESALE REGISTRATION STATEMENT (AS DEFINED BELOW)

This Questionnaire is being sent to each Holder that is a party to that certain Registration Rights Agreement, dated [•], 2023 (the “Registration Rights Agreement”), among Diebold Nixdorf, Incorporated (the “Company”) and the other parties thereto. Capitalized terms not defined herein have the meanings assigned to them in the Registration Rights Agreement.

To comply with its obligations under the Registration Rights Agreement, the Company intends to file a registration statement on Form S-1 (the “Resale Registration Statement”) to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), Registrable Securities beneficially owned by Holders. The undersigned acknowledges that by completing, dating, executing and returning this Questionnaire to the Company, the undersigned is giving written notice to the Company of its desire to have the number of Registrable Securities indicated in response to Question 4(c) of this Questionnaire included in the Resale Registration Statement. The undersigned further acknowledges that the Company will rely upon and use the information that the undersigned provides in this Questionnaire for the preparation or amendment of the Resale Registration Statement and any related prospectus.

The undersigned understands that it will be named as a selling stockholder in the Resale Registration Statement. Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement. Accordingly, holders and beneficial owners of Registrable Securities to be registered under the Resale Registration Statement are advised to consult their own securities counsel regarding the consequences of being named or not being named as a selling stockholder in the Resale Registration Statement.

Please answer every question.

If the answer to any question is “none” or “not applicable,” please so state.

1.	Contact Information.

(a)	State the full legal name of the selling stockholder, contact person, address, telephone number and email address of the selling stockholder.

Name:

Contact Person:

Address:

Phone:

Email:

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(b)

State the full legal name, contact person, address, telephone number and email address of the registered holder (if not the same as Question 1(a) above) through which the Registrable Securities are held (the “Registered Holder”).

Name:

Contact Person:

Address:

Phone:

Email:

2.	Relationship with the Company.

(a)

Have you or any of your affiliates (refer to Appendix A for a definition of “affiliate”), officers, directors or principal equity holders (owners of 5% or more of the equity securities of the selling stockholder) held any position or office or have you had any other material relationship with the Company or its subsidiaries within the past three years?

___Yes	___ No

(b)	If so, please state the nature and duration of your relationship with the Company or its subsidiaries:

3.

Nature of Beneficial Holding. The purpose of this Question is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or investment power over the Registrable Securities.

(a)	Is the selling stockholder a natural person?

___ Yes	___ No

(b)

Is the selling stockholder required to file, or is it a wholly-owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q, 8-K) with the Securities and Exchange Commission (the “SEC”) pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)?

___Yes	___ No

(c)	State whether the selling stockholder is an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended:

___ Yes	___ No

If a subsidiary, please identify the publicly-held parent entity:

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(d)

If you answered “No” to Questions (a), (b) and (c) above, please identify the controlling person(s) of the selling stockholder (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach a natural person or a publicly held entity that exercises sole or shared voting or investment power over the Registrable Securities:

4.

Ownership of the Company’s Securities. This Question covers beneficial ownership of the Company’s securities. Please consult Appendix A to this Questionnaire for information as to the meaning of “beneficial ownership.” Please state below (a) the number of Registrable Securities that the selling stockholder beneficially owned as of the date this Questionnaire is signed; (b) the nature of the voting power or investment power held by the selling stockholder; and (c) the number of Registrable Securities that the selling stockholder wishes to have registered for resale in the Resale Registration Statement:

(a)	Number of Registrable Securities beneficially owned by the selling stockholder:

(b)

Of the Registrable Securities beneficially owned by the selling stockholder identified in Question 4(a) above, please state the number of Registrable Securities over which each of (i) the selling stockholder and (ii) each natural person or public held entity identified in response to Question 3(d) above, if applicable, has sole voting power, shared voting power, sole investment power and/or shared investment power.

Beneficial Ownership	Number of Registrable Securities
Total number of Registrable Securities as to which the person has sole voting power
Total number of Registrable Securities as to which the person has shared voting power
Total number of Registrable Securities as to which the person has sole investment power
Total number of Registrable Securities as to which the person has shared investment power

Does the selling stockholder or any natural person or publicly held entity identified in response to Question 3(d) above, if applicable, wish to disclaim beneficial ownership of any of the Registrable Securities reported in the table in this Question 4(b) above?

___ Yes	___ No

If so, please identify the person(s) disclaiming beneficial ownership, indicate the number of Registrable Securities in question, the name of the actual beneficial owner(s) and the relationship of such actual beneficial owner(s) to such person(s) disclaiming beneficial ownership:

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(c)

Of the Registrable Securities beneficially owned by the selling stockholder identified in response to Question 4(a) above, state the number of Registrable Securities to be registered for resale in the Resale Registration Statement:

5.	Broker-Dealer Status.

	(a)	Is the selling stockholder a broker-dealer?	___Yes	___No

	(b)	If the answer to Question 5(a) is “yes,” did the selling stockholder receive the Registrable Securities as compensation for investment banking services to the Company? Note: If the answer to 5(b) is “no,” guidance from the SEC has indicated that the selling stockholder should be identified as an underwriter in the Resale Registration Statement.	___Yes	___No

	(c)	Is the selling stockholder an affiliate of a broker-dealer? Please consult Appendix A to this Questionnaire for information as to the meaning of “affiliate.”	___Yes	___No

	(d)	If the answer to Question 5(c) is “yes,” does the selling stockholder certify that it purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, the selling stockholder had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?	___Yes	___No

Note: If the answer to 5(d) is “no,” SEC guidance has indicated that the selling stockholder should be identified as an underwriter in the Resale Registration Statement.

6.	Plan of Distribution.

(a)

Do you, or your donees or pledgees, intend to distribute the Registrable Securities in any way other than as described in the “Plan of Distribution,” attached hereto as Appendix B, which is substantially in the form it will be set forth in the Resale Registration Statement?

___ Yes	___ No

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If yes, please state the way(s) not described in the “Plan of Distribution,” as will be set forth in the Resale Registration Statement, in which you intend to distribute the Registrable Securities:

(b)	If the selling stockholder is a broker-dealer, does the selling stockholder plan to make a market in the Registrable Securities?

___ Yes	___ No

If the answer is “yes”, does the selling stockholder plan to use the prospectus related to the Resale Registration Statement as a market-making prospectus?

___ Yes	___ No

7.	Legal Proceedings with the Company. Is the Company a party to any pending legal proceeding in which the selling stockholder is named as an adverse party?

___ Yes	___ No

State any exceptions here:

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8.

Reliance on Responses. The undersigned acknowledges and agrees that the Company and its legal counsel shall be entitled to rely on its responses in this Questionnaire in all matters pertaining to the Resale Registration Statement and the sale of any Registrable Securities pursuant to the Resale Registration Statement.

The selling stockholder acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The selling stockholder agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

If the Company is required to file a new or additional resale registration statement to register Registrable Securities beneficially owned by the selling stockholder, the undersigned hereby agrees to complete and return to the Company, upon the request of the Company, a new Questionnaire (in a form substantially similar to this Questionnaire).

If the selling stockholder transfers all or any portion of its Registrable Securities after the date on which the information in this Questionnaire is provided to the Company, the undersigned hereby agrees to notify the transferee(s) at the time of transfer of its rights and obligations hereunder.

By signing below, the undersigned represents that the information provided herein is accurate and complete. The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Resale Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein and the inclusion of such information in the Resale Registration Statement and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Resale Registration Statement.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner:

Dated:

By:
Name:
Title:

NO LATER THAN 5:00 P.M., EASTERN, ON [•], 2023, PLEASE EMAIL A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO [•].

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APPENDIX A

DEFINITIONS

1. A “beneficial owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(a) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(b) Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2. Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

3. Notwithstanding the provisions of paragraph (1), a person is deemed to be the “beneficial owner” of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

4. The term “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified, including, without limitation, the parent and all subsidiaries of a company.

5. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise. Please note that a director or executive officer, or person performing similar functions, of a corporation or other entity is deemed to “control” such corporation or other entity.

6. The term “parent” with respect to any entity means an affiliate controlling such entity directly or indirectly through one or more intermediaries.